                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 21, 1998
                 -----------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                            RFS HOTEL INVESTORS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Tennessee                       0-22164                62-1534743
----------------------------       --------------------      -------------------
(State or Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                            850 Ridge Lake Boulevard
                                    Suite 220
                            Memphis, Tennessee 38120
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 767-7005
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

ANNOUNCEMENT OF RFS ASSET SALE TO AND MERGER WITH EQUITY INNS

         RFS Hotel Investors, Inc. (the "Company") and Equity Inns, Inc. ("ENN") announced on April 21, 1998 that the Company, RHI Acquisition, Inc., RFS Partnership, L.P., ENN and Equity Inns Partnership, L.P have signed an Asset Sale Agreement and Plans of Mergers dated April 21, 1998 (the "Agreement") providing for the merger of the Company into a wholly owned subsidiary of ENN.

         If the average of ENN's common stock price is between $14.00 and $17.00 per share during an agreed-upon 20-day measurement period prior to closing as provided in the Agreement, the Company's shareholders will receive 1.5 shares of ENN's common stock for each share of common stock of the Company. If ENN's average stock price during the measurement period exceeds $17.00, the exchange ratio will be adjusted to provide the Company's shareholders with $25.50 worth of ENN's common stock for each share of the common stock of the Company. Upon the closing of such merger, the Company's board members Robert M. Solmson and Bruce E. Campbell, Jr. will join ENN's Board of Directors, increasing its size from four to six persons. In addition, Mr. Solmson will become a member of a newly-created executive committee of ENN's Board of Directors, consisting of Messrs. Phillip H. McNeill, Sr., Robert M. Solmson and William W. Deupree, Jr. Mr. McNeill will continue as Chairman of the Board and Chief Executive Officer of the combined REIT following such transaction. The transaction is expected to close in the third quarter of 1998 and is subject to the approval of both companies' shareholders and to other customary conditions.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Certain matters discussed in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainities and other factors which may cause the actual results, performance or achievements of the Company and ENN to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such risks include, but are not limited to, the risk that the transaction described herein may not receive the requisite approval of either companies' shareholders; the risk that ENN's average stock price may fall below the average price specified by the Agreement; and the risk that certain conditions to closing of the transaction may not be met. There can be no assurance, therefore, that the transactions contemplated by the Agreement will be consummated.

ITEM 7.  EXHIBITS.

     (c)      Exhibits.  The following exhibits required by Item 601 of Regulation S-K are listed below:

10.1          Asset Sale Agreement and Plan of Merger among RFS Hotel Investors, Inc., RHI Acquisition, Inc.,
              Equity Inns, Inc., RFS Partnership, L.P. and Equity Inns Partnership, L.P. dated April 21, 1998

99.1          Press release dated April 21, 1998


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RFS HOTEL INVESTORS, INC.
                                  (REGISTRANT)


May 15, 1998                  By: /S/ Michael J. Pascal
                                  ----------------------------------------------
                                   Michael J. Pascal, Secretary, Treasurer and
                                   Chief Financial Officer

                                    EXHIBITS



Item Number                             Description
-----------                             -----------

10.1          Asset Sale Agreement and Plan of Merger among RFS Hotel Investors, Inc., RHI Acquisition,
              Inc., Equity Inns, Inc., RFS Partnership, L.P. and Equity Inns Partnership, L.P. dated April
              21, 1998

99.1          Press release dated April 21, 1998
